UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

January 5, 2015

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

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Check the appropriate box:

      Preliminary Information Statement

      Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

FONU2 Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

_______________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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[ ] Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FONU2 Inc.

331 East Commercial Blvd.

Ft. Lauderdale, FL 33334

Dear FONU2 Inc. Stockholders:

NOTICE IS HEREBY GIVEN THAT on December 22, 2014, the Board of Directors of FONU2 Inc., a Nevada corporation (hereinafter, the "Company") adopted the following resolution:

1)

To authorize a 1 for 400 reverse split of all outstanding capital stock.

The Company obtained the written consent of stockholders representing 53.99% of the voting power of the Company’s outstanding capital stock, as of December 22, 2014, to affect the above-mentioned corporate action.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about January 6, 2015 to all of the Company’s stockholders of record as of the close of business on January 6, 2015.

By Order of the Board of Directors.

/s/Roger Miguel

Name:  Roger Miguel

Title:    Chief Executive Officer

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE

SECURITIES AND EXCHANGE ACT OF 1934 AND

REGULATION 14C AND SCHEDULE 14C THEREUNDER

January 5, 2015

FONU2 Inc.

331 East Commercial Blvd.

Ft. Lauderdale, FL 33334

This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of holders of a majority of the outstanding votes of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished by the Board of Directors of FONU2 Inc., a Nevada corporation, to the holders of record at the close of business on January 6, 2015 of the Company’s outstanding capital shares, par value $0.001, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and pursuant to Nevada Revised Statutes 78.320.

The cost of furnishing this Information Statement will be borne by the Company.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the actions taken and approved on December 22, 2014.  The Company’s stockholders have already approved the corporate actions contemplated herein by written consent.  The Company's Board of Directors adopted a resolution to effectuate a 1 for 400 reverse split of the outstanding capital stock.

Accordingly, all necessary corporate approvals to effectuate the above corporate action have been obtained.  The Company is not seeking approval from its remaining stockholders.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions.  Pursuant Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the corporate actions will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and

Exchange Commission and a copy thereof is mailed to each of our stockholders.  The corporate actions taken are expected to become effective on or after January 26, 2015.  Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the record date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about January 6, 2015.

Pursuant to 14c-2 under the Exchange Act, the reverse split may not be effected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders.  Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the corporate actions by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such actions.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING CAPITAL SHARES OF FONU2 INC. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED DECEMBER 22, 2014

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on December 22, 2014, the Company obtained the unanimous written consent of its Board of Directors and the written consent of stockholders holding 2,500,000 preferred shares representing 53.99% of the outstanding capital shares to effectuate a 1 for 400 reverse split of all outstanding capital shares.

OUTSTANDING SHARES AND VOTING RIGHTS

As of December 22, 2014 (the “Record Date”), the Company’s authorized capitalization consisted of 2,000,000,000 common shares, of which 1,065,115,769 common shares were issued and outstanding, and 20,000,000 Series B preferred shares, of which 2,500,000 are issued and outstanding.

Each common share of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders.  Each Series B preferred share of the Company entitles its holder to 500 votes on each matter submitted to the Company’s stockholders.  However, because the majority stockholder has consented to the foregoing action by resolution dated December 22, 2014, in lieu of a special meeting in accordance with Sections 78.315 and 78.320 of the Nevada Revised Statutes, no other stockholder vote will be solicited in connection with this Information Statement.

REVERSE SPLIT

The Board of Directors and majority shareholder has authorized a 1 for 400 reverse split.  Any fractional shares will be rounded up to the next whole number.  Stockholders have no right under the Nevada Revised Statutes, the Company’s Articles of Incorporation, or the Company’s Bylaws to exercise dissenters’ rights of appraisal with respect to the reverse split.

Purpose of the Reverse Split

The Board believes that effecting the reverse split is in the Company’s and the Company’s shareholders’ best interests.  The Board of Directors believes that an increased stock price may encourage investor interest and improve the marketability of the common stock to a broader range of investors, and thus enhance liquidity.

Although the Company expects the reverse split will result in an increase in the market price of the common stock, the reverse split may not increase the market price of the common stock in proportion to the reduction in the number of shares of the common stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in its reports filed with the Commission.  The history of similar reverse stock splits for companies in like circumstances is varied.  If the reverse split is effected and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Effect of the Reverse Split on Holders of Outstanding Common Stock

The reverse split will affect all holders of the Company’s common shares and Series B preferred shares uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that holders of fractional shares will have their fractional share rounded up to the next whole number.  In addition, the reverse split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).  The reverse split will not affect the total number of shares authorized to be issued.

Upon such a time as a reverse split is effectuated, the Company’s common stock will receive a new CUSIP number, which is the number used to identify the Company’s equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers.  After any such reverse split, the Company will continue to be subject to the periodic reporting and other requirements of the Exchange Act.  The common stock will continue to be quoted on the OTC Markets.

Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)

Upon the implementation of a reverse split, the Company intends to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effectuate a reverse split for their beneficial holders holdings the common stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the reverse split.  Shareholders who hold shares of the common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of the Company’s registered shareholders may hold some or all of their shares electronically in book-entry form with the transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the common stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-reverse split common stock, subject to adjustment for treatment of fraction shares.

Holders of Certificated Common Shares

Shareholders holding the Company’s common shares in certificated form will be sent a transmittal letter by the Company’s transfer agent after the reverse split is effective.  The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing the Company’s common shares to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse split common stock.  No new certificates will be issued to a shareholder until such shareholder has surrendered all old certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No shareholder will be required to pay a transfer or other fee to exchange their old certificates.  Shareholders will then receive a new certificate or certificates representing the number of whole common shares that they are entitled to as a result of the reverse split, subject to the treatment of fractional shares described below.  Until surrendered, the Company will deem outstanding old certificates held by shareholders to be cancelled and only to represent the number of whole post-reverse split common shares to which these shareholders are entitled, subject to the treatment of fractional shares.  Any old certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new certificates.  In an old certificate has a restrictive legend on the back, the new certificate will be issued with the same restrictive legends that are on the back of the old certificate.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Proportionate adjustments will be made based on the ration of the reverse split to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, common shares.  This will result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of common shares being delivered upon such exercise, exchange or conversion, immediately following the reverse split as was the case immediately preceding the reverse split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to the Company’s treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse split ratio, subject to the Company’s treatment of fractional shares.

Effect on Par Value

Any reverse split will not affect the par value of any class of the Company’s capital stock, which will remain at $0.001 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the reverse split, the Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this Action as a result of their ownership of common shares, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”  However, we do not believe that our officers or directors have interests in this Action that are different from or greater than those of any other of our stockholders.

EFFECTIVE DATE OF THE CORPORATE ACTIONS

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  The Company anticipates that this Information Statement will be mailed to our stockholders as of the record date on or about January 6, 2015.  Therefore, the Company anticipates that the corporate action discussed above will be effective on or about January 26, 2015.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 22, 2014, the number and percentage of the Company’s outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and address

Securities Owned

% Owned(1)

     Voting % Owned

Roger F. Miguel

12000 N. Bayshore Drive

Apt. 406

Miami, FL 33181

4,960,062 common

 0.47%

  0.47%

Nicole Leigh

500 NE 51st Street

Oakland Park, FL 33334

4,120,715 common

0.39%

  0.39%

Jake Shapiro

135 Goshen Rd ext

0 common

0.00%

  0.00%

Rincon, GA 31326

2,500,000 preferred

100%

53.99%

All Officers and Directors

9,080,777 common

0.86%

  0.86%

  as a Group (3 persons)

2,500,000 preferred

100%

53.99%

(1)

Based on 1,065,115,769 common shares and 2,500,000 preferred shares issued and outstanding as of December 22, 2014.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of December 22, 2014, there were 1,065,115,769 common shares issued and outstanding.  Each holder of common stock is entitled to one vote per share.  In addition, there were 2,500,000 Series B preferred shares issued and outstanding.  Each holder of Series B preferred shares is entitled to 500 votes per share.

Stockholders holding 2,500,000 Series B preferred shares of the Company and 53.99% of the voting power of our outstanding common shares have approved the corporate actions discussed herein by written consent dated December 22, 2014.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our governing documents, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the majority stockholders as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment of our Articles of Incorporation relative to the proposed corporate actions.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission.  The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to FONU2 Inc. at 331 East Commercial Blvd., Ft. Lauderdale, FL 33334.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statutes, the corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their common shares.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to FONU2 Inc. at 331 East Commercial Blvd., Ft. Lauderdale, FL 33334 or can order a copy over the phone by calling our office at (954) 938-4133.

On behalf of the Board of Directors,

January 5, 2015

/s/ Roger Miguel

Roger Miguel

Chief Executive Officer